               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

               Sorrento Networks Corporation
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                            [Logo of Sorrento Networks]

                                                     July 29, 2002

       NOTICE OF    DEAR FELLOW SHAREHOLDERS:
          ANNUAL
     MEETING AND    We cordially invite you to attend the Meeting of the Shareholders of Sorrento
 PROXY STATEMENT    Networks Corporation (the 'Company') to be held at 10:00 a.m. on Wednesday,
                    August 28, 2002, at the San Diego Marriott Del Mar, 11966 El Camino Real, San
       WEDNESDAY    Diego, California.
 AUGUST 28, 2002
   AT 10:00 A.M.    The purposes of this meeting are the election of directors and ratification of
       SAN DIEGO    the appointment of the independent accountants. Following the meeting, we will
MARRIOTT DEL MAR    also review the status of the Company's business at the meeting. These matters
           11966    are more fully described in the accompanying Notice of Annual Meeting and Proxy
  EL CAMINO REAL    Statement, which we encourage you to read carefully.
       SAN DIEGO
      CALIFORNIA    A continental breakfast will be available prior to the meeting beginning at 9:00
                    am. The Company's senior management will be available to talk with shareholders before the meeting. Following the formal meeting, management will review the
                    Company's accomplishments during the past year, update shareholders on its plans for the future, and respond to shareholder's questions.

                    Meeting participants can also take a company tour, with live product demonstrations, between 1 and 3 pm at the Company's headquarters, located at 9990
                    Mesa Rim Road, San Diego, California which is approximately 8 miles from the
                    Marriott. Directions will be available at the meeting.

                    The Board of Directors recommends that Shareholders vote in favor of each proposal. At the last meeting, over 84% of the outstanding shares were represented at the Annual Meeting. We encourage all Shareholders to participate by voting their shares by Proxy, whether or not they plan to attend the meeting, as soon as possible. This year you may vote over the Internet, by telephone, or by mailing a traditional proxy card. If you do attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your proxy.

                    If you have questions about the proposals or voting your shares, please call Mary
                    Lay, V. P. Finance, at the Company (858) 909-3445.

                    Sincerely,

                    PHILLIP W. ARNESON
                    PHILLIP W. ARNESON
                    Chairman and Chief Executive Officer

                           [Logo of Sorrento Networks]

                    ---------------------------------------
                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                     ---------------------------------------

                         To be held on August 28, 2002

    Notice is hereby given that the Annual Meeting of Shareholders (the 'Annual Meeting') of Sorrento Networks Corporation (the 'Company') will be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California, on August 28, 2002 at 10:00 a.m., for the following purposes:

           1. To elect five directors who will hold office for one-year terms ending at the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

           2. To ratify the appointment of BDO Seidman, LLP as the firm of independent auditors for the year ended January 31, 2003.

           3. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 1, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. This year you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Your proxy may be revoked at any time prior to the vote at the annual meeting by following the procedures set forth in the accompanying Proxy Statement.

                                             By Order of the Board of Directors

                                             PHILLIP W. ARNESON
                                             PHILLIP W. ARNESON
                                             Chairman of the Board

San Diego, California
July 27, 2002

                         SORRENTO NETWORKS CORPORATION
                               9990 MESA RIM ROAD
                          SAN DIEGO, CALIFORNIA 92121

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 28, 2002

                              GENERAL INFORMATION

    This Proxy Statement is being furnished to shareholders of Sorrento Networks Corporation, a New Jersey corporation, in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Shareholders (the 'Annual Meeting') to be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California, on August 28, 2002 at 10:00 a.m., and any adjournments or postponements thereof, pursuant to the Notice of Meeting. The approximate date on which this Proxy Statement is first being sent to shareholders is July 29, 2002.

WHO CAN VOTE

    Only holders of record of our common stock, par value $0.30 per share, at the close of business on July 1, 2002, are entitled to vote at the Annual Meeting. As of July 1, 2002, we had outstanding and entitled to vote 15,370,394 shares of common stock. The 8,888 shares of common stock in our treasury on that date will not be voted.

HOW YOU CAN VOTE BY PROXY

    If you are a registered stockholder (you hold your stock in your own name), you may vote by one of the following methods:

         PROXY CARD, by completing and mailing the enclosed proxy card;

         TELEPHONE VOTING, by dialing 1-800-PROXIES and following the enclosed instructions for telephone voting;

         VIA THE INTERNET, by going to the web address HTTP://WWW.AMSTOCK.COM and following the enclosed instructions for Internet voting.

    If you are a registered voter, you can simplify your voting and save the company expense by voting via the Internet or calling the toll-free number listed on the proxy card. A control number, located on the proxy card, is designated to verify a stockholder's identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the Internet or by telephone, please do not return a signed proxy card.

    If you return your signed proxy card or use the telephone or Internet voting before the Annual Meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. See 'Proposal 1 -- Election of Directors.' For each of the other items, you may vote 'FOR', 'AGAINST,' or 'ABSTAIN' from voting.

    If you do not specify on your proxy card or through internet or telephone prompts how you want to vote your shares, we will vote them 'for' the election of director nominees and 'for' ratification of the independent auditors.

    If your shares are held in 'street name' (through a broker or other nominee), you must provide instructions on voting to your nominee holder. If you wish to vote in person at the meeting, you must obtain from the record holder a legal proxy issued in your name. You will need to contact your broker or other nominee to determine whether you will be able to vote electronically via the Internet or by telephone.

HOW YOU MAY REVOKE OR CHANGE YOUR VOTE

    You can revoke your proxy at any time before it is voted at the Annual Meeting by:

        (1) Sending written notice of revocation to the Secretary; or

        (2) Submitting another proper proxy with a more recent date than that of the proxy first given by (i) following the Internet voting instructions, or (ii) following the telephone voting instructions, or (iii) by signing and returning a proxy card to the Company; or

        (3) Attending the Annual Meeting and voting in person.

    Another person at the meeting may also represent you if you execute a proper proxy designating that person.

    Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to the Inspector of Election at or before the taking of the vote. A shareholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such shareholder's identity.

QUORUM, VOTING REQUIREMENTS AND EFFECT OF ABSTENTIONS AND NON-VOTES

    At the Annual Meeting, an Inspector of Election will determine the presence of a quorum and tabulate the results of the voting by the shareholders. The holders of one-third of the outstanding shares of common stock that are entitled to vote at the Meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The Inspectors will treat properly executed proxies marked 'abstain' or required to be treated as 'non-votes' as present for purposes of determining whether there is a quorum at the Annual Meeting. Broker 'non-votes' occur when a broker or nominee holding shares for a beneficial owner returns a proxy but does not have the authority to vote on a particular proposal.

    The five nominees for director who receive the highest number of affirmative votes will be elected to serve as directors until the next annual meeting of the shareholders of the Company or until their successors are duly elected and qualified. All other matters will require the approval of a majority of the votes cast by the holders of common stock in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against any proposal other than the election of directors.

COSTS OF SOLICITATION

    We will bear the cost of preparing, printing, and mailing material in connection with this solicitation of proxies. In addition to mailing material, certain of our employees may make solicitations personally, by telephone, and by fax. We are required to reimburse brokerage firms, banks, and others for their reasonable out-of-pocket expenses, including clerical expenses, related to forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

ANNUAL REPORT

    The Company's Annual Report on Form 10-K for the fiscal year ended
January 31, 2002, containing audited financial statements for such year, and the Quarterly Report on Form 10-Q for April 30, 2002 are enclosed with this Proxy Statement. This Proxy Statement and the enclosed Proxy are being sent to our shareholders on or about July 29, 2002.

    IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUESTED TO PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    At the Annual Meeting, five directors will be elected to serve for one-year terms expiring on the date of the Annual Meeting of Shareholders the following year. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by our By-Laws. The names of the nominees for the Board of Directors are listed below. Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominee so listed.

                          NOMINEES FOR ONE-YEAR TERMS

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT THE FOLLOWING NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

    Phillip W. Arneson, 65, has been our Chairman and Chief Executive Officer of the Company since March 2002. He previously served as our President and Chief Operating Officer from October 2001 until his appointment as Chairman and Chief Executive Officer. He also has served as one of our directors since October 2000 and currently serves on the Meret Communications, Inc. and Sorrento Networks, Inc. Boards of Directors. From 1996 to 2001, Mr. Arneson held the position of Executive Vice President for privately held Frandsen Corporation, a diversified financial and manufacturing company where he was responsible for growing the enterprise through acquisitions, internal growth, and strategic partnerships. Additionally, he served as President of two of its operating companies.
Mr. Arneson has served several public and private technology companies in executive management, holding positions as Chief Executive Officer, President and Group Vice President as well as having extensive experience as a director of such companies. From 1982 to 1986, he served as Executive Vice President of Allied Signal's Electronic Sector and as Chief Executive Officer of its subsidiary, Amphenol Corp. In 1986, Mr. Arneson's technology group garnered the prestigious IR-100 award for the development of an integrated fiber optics phase modulator. Mr. Arneson holds a B.S. in Electrical Engineering from the University of Minnesota's Institute of Technology.

    Donne F. Fisher, 64, has served as one of our directors since November 2001 and is chairman of our Audit Committee. Mr. Fisher is currently President of Fisher Capital Partners, Ltd., a private venture capital and investment company he founded in 1991. From 1982 to 1996, Mr. Fisher held various executive officer positions with Tele-Communications, Inc. ('TCI') and its subsidiaries including Executive Vice President and Treasurer. He was a TCI director from 1980 until 1999 when TCI merged into AT&T Corporation. Since his retirement in 1996, Mr. Fisher has been a consultant to TCI (now AT&T Broadband). Mr. Fisher also serves as a director of Liberty Media Corporation, a former subsidiary of AT&T, and General Communications, Inc., a diversified telecommunications provider.

    Robert L. Hibbard, 50, has served as one of our directors since November 2001 and is chairman of our compensation committee. Mr. Hibbard is an attorney and management consultant in private practice in which he handles a wide variety of commercial matters including technology licensing and the structuring of merger and acquisitions transactions. From 1997 to 1999, Mr. Hibbard was Chief Executive Officer of Kim Technologies International, Inc., a privately held developer of electromechanical 'super' capacitors for wireless applications. From 1994 to 1997, Mr. Hibbard was Vice President and General Counsel at Allied Signal Engines, and from 1987 to 1994, Assistant General Counsel at Allied Signal Aerospace.

    Gary M. Parsons, 52, has served on our Board of Directors since October 2000. Since 1996, Mr. Parsons has held the position of Chairman of the Board for Motient Corporation, a wireless data firm, and XM Satellite Radio Holdings, Inc., and in October 2001 was named Chairman and Chief Executive Officer of Mobile Satellite Ventures, LLP. On January 10, 2002, Motient filed a voluntary bankruptcy petition in connection with a prearranged restructuring of its debt and emerged from bankruptcy on May 1, 2002. From 1990 to 1996, Mr. Parsons held a number of executive positions at MCI Communications, Inc., including Executive Vice President, Chief Executive Officer of MCImetro,

Inc., and President of MCI's Southern Division. From 1984 to 1990, Mr. Parsons held the responsibilities of Executive Vice President at Telecom*USA, a fiber-optic and long distance venture subsequently acquired by MCI. Mr. Parsons holds a B.S. in Electrical and Computer Engineering from Clemson University and a MBA from the University of South Carolina.

    Larry J. Matthews, 74, was a co-founder of Zytec Corporation, a manufacturer of high performance electronics for the telecommunications and computer industries. Mr. Matthews served as an officer and director of Zytec which grew from a start-up operation to a public company with revenues exceeding $250 million annually during his tenure. In 1992, Zytec won the National Baldridge Quality Award. A public offering of Zytec was completed in 1994. In 1997, Zytec merged with Computer Products Corporation to form Artesyn Technologies (ATSN, NASDAQ). Mr. Matthews currently serves on Artesyn's board as a director. He also serves on the Board of Veritec, Inc. (VRTC.OB, OTC BB), a seller of microprocessor-based encoding and decoding systems products. From January 1999 to June 2000, Mr. Matthews served as Veritec's Acting President and Chief Executive Officer. Mr. Matthews holds a Bachelor of Engineering degree from Iowa State University, and serves on the boards of several privately held companies.

                        INFORMATION CONCERNING THE BOARD

    The Board of Directors met six times in fiscal 2002.

    The Board of Directors has an Audit Committee, which met five times during fiscal 2002, and a Compensation Committee, which met once during fiscal 2002. No committee member attended fewer than 75% of the meetings.

    The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers, reviewing overall company-wide compensation plans and administering the Company's stock option plans. Messrs. Fisher, Hibbard and Arneson currently serve on the Compensation Committee.

    The Audit Committee is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee reviews our financial statements, meets with our independent accountants to review our internal controls and financial management practices and examines all agreements or other transactions between us and our directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements or transactions are fair to our shareholders. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors in June 2000, a copy of which is attached to this Proxy Statement as Exhibit A. Each member of the Audit Committee is independent as defined by the Nasdaq Stock Market listing Standards. Mr. Fisher currently chairs the Audit Committee and Messrs. Hibbard and Parsons currently serve on the Audit Committee. Mr. Matthews will be nominated to join the Audit Committee. The report by the Audit Committee for the year ended January 31, 2002, as submitted by the then members of the Audit Committee, follows:

AUDIT COMMITTEE REPORT

    The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates this Report by reference therein.

    The Audit Committee met and consulted with the Company's independent accountants in person and by telephone regarding the following:

         the plan for, and the independent accountants' report on, each audit of the Company's financial statements;

         the Company's financial disclosure documents, including all financial statements and reports filed with the SEC and sent to shareholders;

         reviewing the Company's accounting practices, principles, controls and methodologies;

         significant developments in accounting and SEC rules;

         the adequacy of the Company's internal controls and the performance of its' accounting personnel.

    The Audit Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices as well as recommending to the Board that the Company's financial statements be included in the annual report. Management is responsible for planning and conducting audits and ensuring that the Company's financial statements are prepared in accordance with accounting principals generally accepted in the United States of America.

    In this context, the Audit Committee has met and held discussions with management and BDO Seidman, LLP, the Company's independent accountants for fiscal 2002. Management has represented to the Committee that the Company's financial statements were prepared in accordance with accounting principals generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements and other such matters deemed relevant and appropriate with management and the independent accountants. In addition, the Committee has met with the independent accountants and discussed the scope and results of the audit for fiscal 2002 and the matters required to be discussed by Statement on Auditing Standards No. 61, 'Communication with Audit Committees'.

    Further, the Audit Committee has received the written disclosures from BDO Seidman, as required by Independence Standards Board No. 1 'Independence Discussions with Audit Committees', and has discussed with BDO Seidman their independence from management. The Committee has also reviewed the fees received by the independent accountants for services related to fiscal 2002 and determined that no material amounts were paid for non-audit related services and such amounts were compatible with the maintenance of BDO Seidman's independence in the conduct of its auditing function.

    Based on the reviews and discussions described above, the Audit Committee recommended to the Board, and the Board has approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2002, for filing with the Securities and Exchange Commission. The Committee also has recommended, subject to stockholder ratification, the selection of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending January 31, 2003.

    The Committee has also confirmed there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member's ability to act independently.

The Audit Committee
  Donne F. Fisher, Chairman
  Gary M. Parsons
  Robert L. Hibbard

AUDIT AND NON-AUDIT FEES

    The following table presents fees for professional audit services rendered by BDO Seidman, LLP for the audit of the Company's annual financial statements for fiscal 2002, and fees billed for other services rendered by BDO Seidman, LLP during fiscal 2002:

Audit fees(a)...............................................  $140,574
Other fees(b)...............................................    52,280
Tax matters.................................................     4,806
                                                              --------
    Total...................................................  $197,660
                                                              --------
                                                              --------

---------

 (a) Includes fees incurred for quarterly reviews conducted under Statement of Auditing Standards No. 71 and the Company's audited financial statements.

 (b) Other fees consist principally of audits and reviews of stand alone financial reports of the Company's subsidiaries, reviews of draft public offering documents of a subsidiary which were not filed, review of all public filings that incorporate by reference or accompany the Company's audited financial statements and a single purpose audit of a subsidiary's revenue from a product line required for compliance with a purchase agreement.

    All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing function.

DIRECTOR COMPENSATION

    Each director who is not an employee of the Company or its subsidiaries receives $1,000 for each Board of Directors or committee meeting attended. Directors who serve as the chairman of a committee receive an additional $500 for each committee meeting attended. All directors are reimbursed for expenses incurred in attending Board of Directors and committee meetings. Directors who are employees of the Company or its subsidiaries receive no additional compensation or options for serving on the Board of Directors or any committee.

    The Automatic Option Grant Program was established for Directors of the Corporation based upon service and re-election to the Board. Under the Plan, Directors receive a Non-Statutory Option to purchase 35,000 shares of Common Stock upon their initial election or appointment to the Board, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary nor has that individual received a prior option grant from the Corporation. These shares vest upon the completion of one year of service measured from the grant date.

    Directors who are re-elected to the Board receive an automatic grant of 25,000 shares of Common stock, provided that such individual has served a period of at least six months as a Director. There is no limit as to the number of such 25,000 share option grants any one non-employee Board member can receive. These grants vest in one installment based upon the completion of one year of service as measured from the grant date. All shares are subject to repurchase by the Company upon the Optionee's cessation of Board service prior to the vesting at the same price originally granted.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of July 1, 2002, regarding the ownership of the Common Stock by (i) each Director and nominee for Director of the Company; (ii) each of the present executive officers named in the Executive Officer section following; (iii) each of the directors not standing for election at this Annual Meeting of Shareholders; (iv) each of the executive officers named in the Summary Compensation Table, following; (v) each person known to the Company to beneficially own 5% or more of Common Stock; and
(vi) all Directors and executive officers of the Company as a group. Except as indicated, all persons named as beneficial owners of Common Stock have sole voting and investment power with respect to the shares indicated as beneficially owned by them. All persons named have an address at c/o Sorrento Networks Corporation, 9990 Mesa Rim Road, San Diego, California 92121, unless otherwise indicated.

                                                                   COMMON STOCK
                                                             -------------------------
                                                              NUMBER OF   PERCENTAGE OF
                NAME OF BENEFICIAL OWNER(A)                    SHARES     OUSTANDING(O)
                ---------------------------                    ------     -------------
Phillip W. Arneson(B).......................................    261,667         1.7%
Donne F. Fisher(C)..........................................     35,000           *
Robert L. Hibbard(D)........................................     35,000           *
Gary M. Parsons(E)..........................................     36,667           *
Xin Cheng Ph.D.(F)..........................................    525,735         3.3
Joe R. Armstrong(G).........................................    125,125           *
Richard L. Jacobson(H)......................................    161,856         1.0
Sunil Rajadhyksha(I)........................................     27,707           *
Qila, LLC(J) ...............................................  1,364,549         8.2
  15332 Antioch Street
  Pacific Palisades, CA 90272
All Directors, Nominees and Executive Officers as a Group...  1,208,757         7.9

---------

 * Less than 1%

 (A) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided by such beneficial owners to the Company.

 (B) Includes exercisable options held by Mr. Arneson to acquire shares of common stock and 5,000 shares of common stock purchased in June 2002.

 (C) Includes options to acquire 35,000 shares of common stock held by Mr. Fisher that are exercisable within 60 days. Any shares received upon exercise of these options prior to the November 20, 2002 vesting date are subject to repurchase by the Company. On March 7, 2000, Mr. Fisher was granted options to acquire 100,000 shares of our Sorrento subsidiary's common stock at $5.45 under its option plan for his services as an advisor to it. Pursuant to an outstanding conversion offer, Mr. Fisher may elect to convert the Sorrento subsidiary options into options to acquire our common stock at a ratio of 3.9 for 1. Mr. Fisher is President of Fisher Capital Partners which holds 183,486 shares of our Sorrento subsidiary's Series A Convertible Preferred Stock. Mr. Fisher is a director of Liberty Media Corporation which owns an 72% economic interest representing a 94% voting interest in UnitedGlobalCom, Inc. ('UGC'). Belmarken Holding, B.V., an indirect subsidiary of UGC, holds 3,027,523 shares of our Sorrento subsidiary's Series A Convertible Preferred Stock. Liberty Media also holds convertible debt of United Pan-Europe Communications, N.V., a subsidiary of UGC, which it has agreed to exchange for additional shares in UGC.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (D) Includes options to acquire 35,000 shares of common stock held by Mr. Hibbard that are exercisable within 60 days. Any shares received by Mr. Hibbard upon exercise of these options, prior to the November 13, 2002 vesting date, are subject to repurchase by the Company.

 (E) Includes exercisable options held by Mr. Parsons to acquire 36,667 shares of common stock.

 (F) Includes exercisable options held by Dr. Cheng to acquire shares of common stock and exercisable options to acquire 51,486 shares of common stock held as custodian or trustee for minor children, as to which beneficial ownership is disclaimed. On March 7, 2000, Dr. Cheng was granted options to acquire 5,000,000 shares of our Sorrento subsidiary's common stock at $5.45 as the Chairman, CEO and founder of our Sorrento subsidiary. Pursuant to an outstanding conversion offer, Dr. Cheng may elect to convert the Sorrento subsidiary options into options to acquire our common stock at a ratio of
     3.9 for 1.

 (G) Includes options to acquire 122,125 shares of common stock held by Mr. Armstrong that become exercisable within 60 days and 3,000 shares of common stock purchased in June 2002.

 (H) Includes exercisable options held by Mr. Jacobson to acquire 150,000 shares of common stock and 3,166 options that become exercisable within 60 days.

 (I) Includes options to acquire 18,958 shares of common stock held by Mr. Rajadhyksha that become exercisable within 60 days. On March 7, 2000, Mr. Rajadhyksha was granted an option to acquire 400,000 shares of our Sorrento subsidiary's common stock at $5.45 per share under its option plan for his services as a consultant. Pursuant to an outstanding conversion offer, Mr. Rajadhyksha may elect to convert the Sorrento subsidiary options into options to acquire our common stock at a ratio of 3.9 for 1.

 (J) Represents holdings reported by Qila, LLC and RII Partners, Inc. on January 14, 2002 on Form 13-D, 'General Statement of Beneficial Ownership'. Includes exercisable options to acquire 757,387 shares of common stock held by R II Partners, Inc., exercisable options to acquire 350,001 shares of common stock held by RT Investments, Inc., 25,334 shares held by the Par and Sharon Chadha Family Trust, and 6,527 shares held by the RRC Pension Trust. Mr. and Mrs. Chadha disclaim ownership in all these shares.

 (O) For each beneficial owner, the 'Percentage of Outstanding' equals each owner's actual holdings of shares plus shares represented by unexercised options and warrants held, divided by total shares outstanding of the Company at July 1, 2002, of 15,370,394 plus the unexercised options and warrants detailed above of the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.

                        EXECUTIVE OFFICERS AND DIRECTORS

    As of the date of this Proxy Statement, our executive officers and directors are:

               NAME                           AGE            POSITION
               ----                           ---            --------
Phillip W. Arneson*..........................  65    Chief Executive Officer, President and
                                                       Chairman of the Board
Donne F. Fisher*.............................  64    Director
Robert L. Hibbard*...........................  50    Director
Gary M. Parsons*.............................  52    Director
Joe R. Armstrong.............................  53    Chief Financial Officer
Richard L. Jacobson..........................  59    Sr. Vice President, Legal and Secretary
Sunil Rajadhyksha............................  48    President, Meret Communications, Inc.

---------

*  See biographies in Proposal 1 -- Election of Directors

    Joe R. Armstrong has served as our Chief Financial Officer since January 2001. He brings over 25 years of corporate finance, investor relations, treasury, legal and management experience to us, having spent 15 years with State Of The Art, a leading provider of accounting software. As chief financial officer, vice president, finance and secretary of State Of The Art, he managed two rounds of venture capital financing, the company's initial public offering and several significant acquisitions and mergers. Prior to joining us, Mr. Armstrong most recently served as CFO for The Bohlin Company. Previously, he was director of marketing finance and financial planning for MAI Basic Four Corporation and a certified public accountant for Vicenti, Lloyd and Stutzman, a regional public accounting firm. Mr. Armstrong holds both bachelors and masters degrees in business from Utah State University.

    Richard L. Jacobson has been our Senior Vice President, Legal and Secretary since July 2000. Mr. Jacobson was a partner with the law firm of Fulbright & Jaworski, LLP from 1990 to 2000 where his practice consisted primarily of securities litigation and SEC enforcement matters. Prior to joining Fulbright in 1988 he was in private practice in Palo Alto, California, from 1986 to 1988, and in Washington, D.C., from 1980 to 1986. From 1977 to 1979, Mr. Jacobson worked for the SEC, where he was a member of the Trial Unit in the Enforcement Division and served as Special Counsel to the Chairman. He served as a law clerk for Ninth Circuit Judge Walter Ely from 1970 to 1971 and then clerked for Associate United States Supreme Court Justice William O. Douglas from 1971 to 1972. Mr. Jacobson holds a J.D. from the University of Southern California and a S.B. from the University of Chicago.

    Sunil Rajadhyksha has served as President and Chief Operating Officer of our Meret Optical business unit since January 2002. From October 2000 to January 2002, he served as Meret's Technology Director. From 1997 to September 2000, Mr. Rajadhyksha provided engineering and software design services to us as a consultant including embedded and network management software projects both directly and through a private company, Codec Corporation, which he founded in 1997. He is currently a director of Codec. Mr. Rajadhyksha was the founder and managing director of Software Exports Pvt. Ltd., a foreign private software development company from 1996 to 2000. He was a director of Codec Communications Pvt. Ltd., a foreign private software development company, which he founded in 1991, from January 1991 to April 2002, and also of Embedded Resource Pvt. Ltd., a foreign private software development company specializing in embedded software, which he founded in 1998. Mr. Rajadhyksha has over twenty years of technical and management experience in networking software, hardware and telecommunications. Mr. Rajadhyksha holds a B.S. from University of Pune in telecommunications and electronics and a M.S.E.E. from Illinois Institute of Technology.

OTHER KEY MANAGEMENT

    As of the date of this Proxy Statement, the management team of our Sorrento Subsidiary includes:

                   NAME                     AGE                     POSITION
                   ----                     ---                     --------
    Darin Clause..........................  33    Vice President, Strategic Sales
    Subrata Datta.........................  39    Vice President, Engineering
    Demetri Elias, Ph.D. .................  58    Vice President, Marketing
    Susan Hamlin..........................  39    Vice President, Sales (North America)
    Jin-Yi Pan, Ph.D. ....................  42    Vice President, Systems Architecture
    Marc Thurman..........................  52    Vice President, Operations
    Li-Ran Wu.............................  49    Vice President, Management Software
    Jeff Phillips.........................  32    Vice President, Corporate Development

    Darin Clause has served as our Vice President, Strategic Sales since September 2000 and joined us in December 1999 as Director, Sales Development. Prior to joining us, Mr. Clause was employed with Pirelli as a Senior Product Manager from 1996 to 1999, where he was responsible for implementation of indoor cabling and connectivity business lines for the CATV, CLEC, Utility and IXC markets and multiple channels. From 1994 to 1996, Mr. Clause was a Project and Sales Engineer for Sumitomo Electric Lightwave, where he was responsible for fiber optic passive component sales. Mr. Clause holds a B.S. in Mechanical Engineering from Clemson University.

    Subrata Datta has served as Sorrento's Vice President of Engineering since November 2000 and joined Sorrento upon our acquisition of Distributed Systems International, Inc. in 1996. From 1996 to 1999 he was responsible for all engineering development for the LAN adapter and hub/switch products.

Prior to joining Sorrento, Mr. Datta helped develop the ANSI FDDI and FDDI-II standards and design network components and system-level products for DSI. Prior to DSI, Mr. Datta had extensive design experience while working at AT&T Bell Laboratories on the 3B20 Duplex computer system, based on highly fault tolerant architectures, high-reliability and stringent up-time requirements. Before working for AT&T Bell Laboratories, Mr. Datta worked for IBM's Yorktown Research Center where he focused on FDDI development for their RS6000 workstation systems. Mr. Datta holds a M.S. and B.S. in Electrical Engineering from the Cooper Union School of Engineering.

    Demetri Elias, Ph.D. has served as Sorrento's Vice President, Marketing since October 2000 and joined Sorrento in April 2000 as Director, Product Line Management. Prior to joining Sorrento, Dr. Elias was with Nortel Networks, a leading optical equipment developer, for over 22 years holding positions in research and development, consulting, product management and marketing. In his most recent Nortel Networks assignments he served as Director, Product Line Management and Director, Strategic Marketing on optical networking products. Dr. Elias holds a Ph.D. in Electrical Engineering from McGill University, Montreal, Canada.

    Susan Hamlin has served as Sorrento's Vice President, Sales (North America) since September 2000 and joined Sorrento in November 1999 as Regional Vice President of Sales and currently serves on Sorrento Networks, Inc. Board of Directors. Ms. Hamlin is also responsible for Sorrento's customer service group. During her tenure at Pirelli Cables and Systems, Ms. Hamlin was Director of Sales from 1998 to 1999 and responsible for overseeing sales to CATV, CLEC, Utility and IXC markets. From 1997 to 1998, Ms. Hamlin was National Sales Manager -- Distribution at Pirelli where she established and implemented Pirelli's sales efforts into the distribution and OEM markets. From 1985 to 1996, Ms. Hamlin held a succession of sales and marketing management positions with AT&T/Lucent Technologies where she was responsible for strategic planning, market development and sales to the Regional Bell Operating Companies. Ms. Hamlin holds a B.S. in Management Information Systems from Bradley University in Peoria, Illinois and completed executive management programs at Harvard University and the Wharton School of Business.

    Jin-Yi Pan, Ph.D., has served as the Vice President, System Architecture, of Sorrento since February 2000. From 1996 to 1999, Dr. Pan was a senior research engineer at Nokia Research Center, the corporate research arm of Nokia Corporation responsible for developing networking system architectures, equipment and software. From 1993 to 1996, Dr. Pan served as a researcher at Bell Communications Research, or Bellcore, the research center created to service the regional bell operating companies in the areas of software, networking standards and architecture. At Bellcore, he participated in the development of network system architecture and protection scheme for MONET, the government funded national optical networking consortium. Dr. Pan holds a Ph.D. in Electrical Engineering from the City University of New York and a B.S. in Optics from Zhejiang University, China.

    Marc Thurman has served as our Vice President, Operations since April 2001 and serves on the Sorrento Networks, Inc. Board of Directors. Mr. Thurman oversees our manufacturing and operations, supply chain management, and quality assurance functions. He brings to us nearly 25 years of manufacturing operations, supply chain management and quality assurance experience on leading edge technologies and products for the computer and telecommunication markets. Mr. Thurman's previous experience includes service since 1971, in various functions at Packard Bell NEC, ComCrypt Systems, IDEA Courier, Inc., Sidereal Corporation, Intel Corporation, RTE Corporation, and Western Electric. In his most recent position, Mr. Thurman had manufacturing responsibilities including internal production, contract manufacturing (EMS) and third party manufacturing
(TPM), supporting revenues of $2 billion. Mr. Thurman holds a B.S. in Electrical Engineering from Oregon State University as well as an M.B.A. degree from University of Portland.

    Li-Ran Wu has served as our Vice President, Management Software since November 2000 and joined Sorrento in October 1999. Before joining Sorrento, Mr. Wu was a senior consultant and Lead Systems Engineer at Hitachi Telecom where he developed second-generation SONET equipment to complement WDM and OXC products within the OTN. He also developed the WDM information model that was published in 1998. Prior to working at Hitachi, Mr. Wu was with Nortel Networks, Racal Datacom and Taiwan Telecom. While at Nortel he developed a SONET UPSR-based communication messaging protocol. Mr. Wu holds an M.S. in Electrical Engineering from North Carolina State University and a B.S. in Computer Science from Chiao Tung University. He has also completed work on his doctoral thesis at the Georgia Institute of Technology.

    Jeff Phillips has served as our Vice President, Corporate Development since January 2001. From 1995 to 2000, Mr. Phillips was a Vice President at US Bancorp where he focused on financing for telecom related technology concerns and advisory assignments. Prior to joining US Bancorp, Mr. Phillips was a financial analyst/strategist with Hillebrand GmbH, a European investment group. Mr. Phillips began his career as a floor trader at the London International Financial and Futures and Options Exchange (LIFFE) where he focused on Deutsche Mark denominated financial derivatives. Mr. Phillips holds a B.A. in Economics from the University of California at Berkeley.

                              CERTAIN TRANSACTIONS

    On March 3, 2000, our Sorrento subsidiary completed a sale of 8,596,333 shares of its Series A Convertible Preferred Stock to a group of investors receiving net proceeds of approximately $46.6 million. Anderson Weinroth Capital Corp. ('AW') received a placement fee of $1,950,000 paid through the issuance of an additional 357,799 shares of the Series A stock.

    The purchasers of more than $60,000 of these securities, include, among others, the following present and former officers and directors and entities affiliated with them:

                                                              NUMBER OF       TOTAL
                         PURCHASER                             SHARES     CONSIDERATION
                         ---------                             ------     -------------
Anderson Weinroth & Co., LP.................................    275,230    $ 1,500,000
Sorrento Holdings, LLC......................................  1,192,661      6,500,000
Anderson Weinroth Capital Corporation.......................    357,799      1,950,000
Belmarken Holding B.V.......................................  3,027,523     16,500,000
Fisher Capital Partners.....................................    183,486      1,000,000
Virgo Cap, Inc..............................................     91,744        500,000
Renn Zaphiropolous..........................................     45,872        250,000

    The purchase of shares by Anderson Weinroth & Co. LP and Sorrento Holdings, LLC was pursuant to a previously contracted right of participation. Rohit Phansalkar, who was a director at the time and later became Osicom's Chairman and Chief Executive Officer, was a partner or a member of these purchasers. In addition, Mr. Phansalkar was a partner of AW and one of Osicom's directors when AW received the 357,799 shares in payment of the placement fee.

    Belmarken Holding B.V. ('Belmarken') is an indirect subsidiary of United GlobalCom, Inc. ('UGC'). Donne F. Fisher, one of our current directors, is a director of Liberty Media Corporation which owns an 72% economic interest representing a 94% voting interest in UGC and holds convertible debt of a subsidiary of United Pan-Europe Communications, N.V. ('UPC'), a subsidiary of UGC, which it has agreed to exchange for additional shares in UPC. Mr. Fisher is the President and beneficial owner of Fisher Capital Partners. Mr. Fisher was not one of our directors nor a director of Liberty Media when this stock placement occurred.

    Oren G. Shaffer, a then director of our Sorrento subsidiary, is a stockholder of Virgo Cap, Inc. Renn Zaphiropoulos was one Osicom's directors as well as a director of our Sorrento subsidiary when this stock placement occurred.

    Two of our customers are subsidiaries of UPC, which is the parent of Belmarken, a holder of our Sorrento subsidiary's Series A shares, and indirect subsidiaries of UGC. During fiscal 2002 we made sales of $2,076,000, including deferred revenue, to these customers and these customers had outstanding receivables of $1,632,000 at January 31, 2002. During the three months ended April 30, 2002 we had sales of $74,000, to these customers. These customers had outstanding receivables of $1,652,000 as of April 30, 2002. Mr. Fisher is a director of Liberty who is a shareholder of UGC and debt holder in one of its indirect subsidiaries. Mr. Fisher was not one of our directors when we made these sales and extended credit to these customers, however, indirect subsidiaries of UGC continue to be among our customers.

    During July 2000 Osicom agreed to loan $300,000 for three years at the applicable federal rate provided for in Internal Revenue Code Section 1274 to Mr. Jacobson in connection with accepting employment as our Senior Vice President, Legal. This is a full recourse loan and Mr. Jacobson has pledged his options to acquire our common stock and any options he may receive from any of our subsidiaries as collateral. During the year ended January 31, 2001 we advanced the $300,000 for which the interest rate is 6.6%. Accrued and unpaid interest on this loan at January 31, 2002 was $16,450.

    During June 2000, the Osicom Board of Directors entered into various agreements with Par Chadha, our former CEO and Chairman, which, among other matters, provides for payments of $250,000 per year for three years of consulting services and loans by us for the exercise of previously granted options to acquire 1,178,500 options at prices varying from $7.03 to $49.25 per share. Mr. Chadha contends that as the members of Osicom's Board of Directors at the time of his resignation ceased to represent more than 50% of the Board in October 2000, all payments for consulting services were accelerated and no future consulting services are required. During October 2000, Mr. Chadha exercised 71,112 options, applying the $500,000 accelerated payment to the exercise. In addition, he exercised 507,388 options for which we are contractually obligated to loan the $5,034,000 due on the exercise. During September 2001, Mr. Chadha notified us that he does not have any obligations under the agreements. We have notified him that we do not agree with his interpretation of his repayment obligations under the terms of the agreements.

    During December 2001, the Company entered into an agreement with Mr. Chadha whereby the 507,388 option exercise was rescinded. Mr. Chadha returned the 507,388 shares to us for cancellation and we cancelled the receivable due from him and restored the original option agreements. In June 2002, the Company filed with the Superior Court of California, County of Los Angeles a Complaint for Declaratory Relief regarding the interpretation of the agreement. Also in June Mr. Chadha filed a lawsuit against the Company in the Superior Court of California, County of Los Angeles, seeking declaratory relief with respect to the interpretation of his separation agreement and in addition, alleging breach of contract with respect to his option exercise rights and fraud in connection with his rescission agreement. Should Mr. Chadha prevail in Court, in addition to any other relief that may be granted, the Company may be required to issue him 1,178,500 shares of the Company's stock for no consideration. The Company plans to vigorously protect its rights in this matter and disputes the allegations made by Mr. Chadha in his complaint.

    In April 2002, our former Chairman and CEO, Dr. Xin Cheng, filed a claim in arbitration seeking, among other things, payment of $500,000 and acceleration of the vesting of options pursuant to alleged contractual obligations of our Sorrento subsidiary. The Company is vigorously disputing these claims.

                             EXECUTIVE COMPENSATION

    PLEASE REFER TO THE FOLLOWING ITEM IN THE ENCLOSED REPORT ON FORM 10K WHICH IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT: ANNUAL REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 -- PART III -- ITEM 11 EXECUTIVE COMPENSATION.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and person who own more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

    Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to us pursuant to Rule 16(a)(3)(e) during the year ended January 31, 2002, and written representations of certain of our directors and officers that no Forms 4 were required to be filed, we believe that all directors, executive officers and beneficial owners of more than 10% of the Common Stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

COMPENSATION COMMITTEE REPORT

    The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The Compensation Committee is presently comprised of Donne F. Fisher, Robert
L. Hibbard and Phillip W. Arneson . The Compensation Committee reviews, recommends and approves changes to our compensation and benefits policies and programs, makes recommendations to the Board for options granted under our plans and is responsible for reviewing and approving the compensation for executive officers and certain senior management of the Company. A majority of the Committee are neither employees nor former employees of the Company nor are they eligible to participate in any of the Company's executive compensation programs. Mr. Arneson does not participate in meetings of the Committee concerning his compensation package.

    We have developed and are developing compensation programs designed to reflect our performance and to be competitive in the marketplace. In designing compensation programs, we attempt to reflect both value created for shareholders while supporting our strategic goals. The goals of our short-term and long-term compensation programs are to:

         Attract, retain and motivate a high caliber executive leadership team and employee group;

         Competitive base salaries in keeping with a philosophy of career continuity;

         Align executive compensation with shareholder interests;

         Support our short-term and long-term strategic goal and objectives;

         Promote our value and reward individuals for outstanding contributions to our success.

    The nature of our business requires a technologically innovative personnel team to make a long-term commitment to our Company's growth. Accordingly, we grant incentive awards primarily in the form of stock options with view towards long-term corporate performance. These awards may not fluctuate as much as year-to-year financial results. Under our programs, a substantial portion of senior executives' potential compensation depends on increases in shareholder value.

    We pay for performance on the basis of an individual's level of responsibility. For this purpose, performance means both individual and corporate performance. Individual performance includes the ability to put our business plans into effect and to react to unanticipated events. We base compensation decisions for all employees, including the executive officers on this criteria.

    Our executive compensation is based upon three components, base salary, short-term incentive awards and long-term incentives, which are intended to meet our compensation program goals.

BASE SALARY

    In keeping with the long-term and highly technical nature of our business, we take a long-term approach to management development. This career-oriented philosophy requires a competitive base salary. We base our salary structure on competitive positioning (comparing our salary structure with salaries paid by comparable companies), our own business performance, and general economic factors, and increases in the individual's responsibilities, whether through promotions or otherwise. Specific weights are not given to these factors, but competitive positioning is the most important factor. Within the comparable salary ranges, we determine individual senior management salaries based on individual performance, level of responsibility, and experience.

SHORT-TERM INCENTIVE AWARDS

    Our short-term incentive awards are discretionary. When deemed appropriate, they are designed to reflect the officer's contribution to the overall success of the organization and also consider the long-range impact of near-term decisions and contributions. Any award an executive receives depends on his/her individual performance and level of responsibility. Both objective and subjective measures are considered. These include, but are not limited to: sales, profit margins, operating expense, net income, working capital, individual initiative, business judgment, technical expertise and operational excellence.

    In consideration of the company's financial position, no bonuses were paid during fiscal 2002. We are currently reviewing our short-term rewards programming with the intent to formalize an annual process under the leadership of the Compensation Committee.

LONG-TERM INCENTIVE AWARDS

    Long-term incentive awards are intended to develop and retain strong management through share ownership and incentive awards that recognize future performance. At present, stock options are the only long term incentive granted to executive officers and all our employees. The Committee believes that a significant portion of senior management's compensation should depend on value created for the shareholders. Options are an excellent way to accomplish this because they tie management's interests directly to the shareholders' interests.

    The number of options granted to senior management is based on individual performance and level of responsibility. For this purpose, the Committee measures performance the same way as described above for short-term awards. Option grants must be sufficient in size to provide a strong incentive for executives to work for long-term business interests and become significant owners of the Company.

                               PERFORMANCE GRAPH

    The following graph shows a comparison of cumulative total returns for an investment in the Common Stock of the Corporations, the NASDAQ Telecommunications Index and the S&P 500 Index. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of our Common Stock.

                                 [LINE GRAPH]

                                       1997      1998      1999      2000      2001      2002
                                       ----      ----      ----      ----      ----      ----
Sorrento Networks Corp..............   $100     $ 48.89   $ 47.79   $146.84  $ 80.00   $ 10.61
S&P 500 Index.......................    100      124.69    162.77    177.38   173.76    143.76
Nasdaq Telecom Index................    100      148.67    264.12    446.65   253.73     94.12

    This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

                                   PROPOSAL 2
                              RATIFICATION OF THE
                       SELECTION OF INDEPENDENT AUDITORS

    The selection of independent auditors to examine our financial statements for the fiscal year ending January 31, 2003, which will be sent or made available to shareholders and filed with the Securities and Exchange Commission, is to be submitted to the meeting for ratification. BDO Seidman, LLP has been selected by the Board of Directors upon recommendation by the Audit Committee to examine such financial statements. Although ratification by the shareholders is not required by law, the Board of Directors believes that shareholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors would be considered by the Board in determining whether to continue the engagement of BDO Seidman, LLP. A member of BDO Seidman, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

    It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any shareholder of the Company who wishes to present a proposal for the inclusion in the proxy statement for action at our next Annual Meeting of Shareholders must comply with the Company's By-Laws and the rules and regulations of the Commission then in effect. To be considered for inclusion in next year's proxy statement, such a proposal must be mailed to the Company at its principal executive offices at 9990 Mesa Rim Road, San Diego, California 92121, Attention: Corporate Secretary, and must be received by the Company on or before March 31, 2003.

                                   IMPORTANT

    TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

    Item 11, Executive Compensation, from our Annual Report on Form 10-K for the year ended January 31, 2002 is incorporated by reference in this Proxy Statement. A copy of that Report is being mailed with this Proxy Statement.

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                        OF SORRENTO NETWORKS CORPORATION

I. AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

    Audit Committee members shall meet the requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

    REVIEW PROCEDURES

        1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

        2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

        3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

        4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

    INDEPENDENT AUDITORS

        1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

        2. Approve the fees and other significant compensation to be paid to the independent auditors.

        3. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence.

        4. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

        5. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

        1. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

        2. Review the appointment, performance, and replacement of the senior internal audit executive.

        3. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

        4. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

        1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

        2. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

        3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    OTHER OPTIONAL CHARTER DISCLOSURES

        1. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

        2. Periodically perform self-assessment of audit committee performance.

        3. Review financial and accounting personnel succession planning within the Company.

        4. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and prerequisites. Annually review a summary of directors and officers related party transactions and potential conflicts of interest.

                            [Logo of Sorrento Networks]























                                 [Recycle Logo]

                                                                  Appendix 1

                         SORRENTO NETWORKS CORPORATION

                    9990 MESA RIM ROAD, SAN DIEGO, CA 92121

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mary Lay as Proxy, with the power to appoint a substitute and hereby authorizes her to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of Sorrento Networks Corporation (the "Company") held of record by the undersigned as of July 1, 2002, at the annual meeting of shareholders to be held on August 28, 2002 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                         SORRENTO NETWORKS CORPORATION

                                August 28, 2002

                Please Detach and Mail in the Envelope Provided


A [X] Please mark your     [
      votes as in this
      example.


                          FOR all nominees              WITHHOLD
                       listed at right (except         AUTHORITY
                           as marked to the     to vote for all nominees
                           contrary at right)        listed at right

1. To elect the                   [ ]                     [ ]             Nominees:
    Board of Directors                                                             Phillip W. Arneson
    of five (5) persons                                                            Donne F. Fisher
    to serve until the                                                             Robert L. Hibbard
    next Annual Meeting of Shareholders or until a                                 Gary M. Parsons
    successor is duly elected and qualified                                        Larry J. Matthews

(INSTRUCTION: To withhold authority to vote for any individual nominee, put a line through that nominee's name at right.)

                                                        FOR  AGAINST  ABSTAIN

2. Proposal to ratify the selection of BDO Seidman,     [ ]     [ ]      [ ]
   LLP as the Company's independent auditors for
   fiscal year 2003

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof as to which discretionary authority may be granted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

PLEASE MARK, SIGN, AND DATE AND PROMPTLY RETURN THE PROXY CARD.

Signature: ______________________ _________________________ Date: ________, 2002
                                  SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, as an executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized signer.

                                                                  Appendix 2


                         SORRENTO NETWORKS CORPORATION

                    9990 MESA RIM ROAD, SAN DIEGO, CA 92121

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mary Lay as Proxy, with the power to appoint a substitute and hereby authorizes her to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of Sorrento Networks Corporation (the "Company") held of record by the undersigned as of July 1, 2002, at the annual meeting of shareholders to be held on August 28, 2002 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                         SORRENTO NETWORKS CORPORATION

                                August 28, 2002

Co. # _____________                             Acct. # ______________________

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
----------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                              _____________________________
YOUR CONTROL NUMBER IS --
                              _____________________________


                 Please Detach and Mail in the Envelope Provided

A [X] Please mark your       [
      votes as in this
      example.


                          FOR all nominees              WITHHOLD
                       listed at right (except         AUTHORITY
                           as marked to the     to vote for all nominees
                           contrary at right)        listed at right

1. To elect the                   [ ]                     [ ]             Nominees:
    Board of Directors                                                             Phillip W. Arneson
    of five (5) persons                                                            Donne F. Fisher
    to serve until the                                                             Robert L. Hibbard
    next Annual Meeting of Shareholders or until a                                 Gary M. Parsons
    successor is duly elected and qualified                                        Larry J. Matthews

(INSTRUCTION: To withhold authority to vote for any individual nominee, put a line through that nominee's name at right.)

                                                        FOR  AGAINST  ABSTAIN

2. Proposal to ratify the selection of BDO Seidman,     [ ]     [ ]      [ ]
   LLP as the Company's independent auditors for
   fiscal year 2003

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof as to which discretionary authority may be granted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

PLEASE MARK, SIGN, AND DATE AND PROMPTLY RETURN THE PROXY CARD.

Signature: ______________________ _________________________ Date: ________, 2002
                                  SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, as an executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized signer.